SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 14, 2007

Date of Report (date of earliest event reported)

U.S. WIRELESS DATA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-22848	84-1178691
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2728 Orchard Parkway
San Jose, California 95134-2012

(Address of principal executive offices)

(408) 625-2700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.42

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                            Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)                                  On August 14, 2007, the Board of Directors approved an amendment to the Bylaws of U.S. Wireless Data, Inc. in order to specify the procedures for stockholders to nominate directors or present other business at a stockholder meeting.  The amendment to the Bylaws of U.S. Wireless Data, Inc. is filed herewith as Exhibit 3.2 and is incorporated by reference herein.

Item 9.01                                             Financial Statements and Exhibits

(d)                                  Exhibits

Exhibit No.	Description
3.2	Amendment to the Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 20, 2007

U.S. WIRELESS DATA, INC.

By:	/s/ Thomas Rowley
Thomas Rowley, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.2	Amendment to the Bylaws of Registrant